EXHIBIT 10.1

                                    AMENDMENT

                                        TO

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of DEAN WITTER CORNERSTONE FUND III, a New York limited partnership (the "Partnership"), and WELTON INVESTMENT CORPORATION, a Delaware corporation (formerly, Welton Investment System Corporation) (the "Trading Manager"), have agreed to amend the Management Agreement, dated as of July 1, 1996 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Manager, to change the management fee payable to the Trading Manager.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. The monthly management fee rate of 1/3 of 1% (a 4% annual rate) referred to in Section 7(a)(i) of the Management Agreement is hereby changed to 7/24 of 1% (a 3.5% annual rate).

        2. The foregoing change shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                           DEAN WITTER CORNERSTONE FUND III

                                           By:   Demeter Management Corporation,
                                                 General Partner


                                           By:   /s/Robert E. Murray
                                              ----------------------------------
                                              Name:  Robert E. Murray
                                              Title:  President



                                           DEMETER MANAGEMENT CORPORATION


                                           By:   /s/Robert E. Murray
                                              ----------------------------------
                                              Name:  Robert E. Murray
                                              Title:  President


                                           WELTON INVESTMENT CORPORATION


                                           By:   /s/D. Nowlin
                                              ---------------------------------
                                              Name:  David Nowlin
                                              Title:  Vice President,
                                                      Administrative Operations